                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 22, 2003


                  BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          DELAWARE                       000-23889               76-0553110
(STATE OF OTHER JURISDICTION OF     (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

            6601 OWENS DRIVE, SUITE 115, PLEASANTON, CALIFORNIA 94588
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (925) 251-0000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                   ----------


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ITEM 7.  EXHIBITS

                 99.1 Press Release issued by BrightStar Information Technology Group, Inc. on July 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

                 On July 15, 2003, BrightStar Information Technology Group, Inc. reported its preliminary earnings for the second quarter ended June 30, 2003. A copy of the Company's related press release dated July 15, 2003 is attached to the Form 8-K as Exhibit 99.1.


                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                   BRIGHTSTAR INFORMATION TECHNOLOGY GROUP, INC.

Date: July 22, 2003.               BY: /s/ Paul C. Kosturos
                                       -----------------------------------------
                                       Paul C. Kosturos
                                       Vice President -Finance
                                       Principal Accounting Officer


                                       2
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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1               Press Release issued by BrightStar Information Technology
                    Group, Inc. on July 15, 2003.